Exhibit 99.1

  November 12, 2019

 FORWARD LOOKING STATEMENTS: Statements in this document relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. These forward looking statements include statements related to the expected timing and benefits of the proposed branch acquisition and estimates of deposits, loans and other assets to be acquired. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation and regulation, which change from time to time and over which the Company has no control; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2018.NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures which the Company’s management uses in their analysis of the Company’s performance OR management believes facilitates an understanding of the Company’s performance. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Limestone Bancorp, Inc. has provided reconciliations, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.  2

 Limestone Bancorp is a Kentucky-based bank holding company – Nasdaq: LMSTLimestone Bank is the 11th largest bank domiciled in Kentucky based on total assets Corporate headquarters in Louisville, Ky.Approximately $1.132 billion in assets and 226 associates (fte) at 9.30.19Broad scope of high-quality retail and business banking products & servicesManagement team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships    3  About Limestone Bancorp and Limestone Bank

   Management Team  John T. TaylorPresident & CEO, Limestone BancorpChairman, President & CEO, Limestone BankJoined July 2012Over 30 years in industryAmerican Founders Bank – Lexington, KYPNC Bank, NA – President of Ohio & N. KY Region Phillip W. BarnhouseCFO, Limestone Bancorp since January 2012CFO, Limestone BankJoined Ascencia Bank (former Limestone Subsidiary) in September 1998Previous Experience:Arthur Andersen LLP – Chattanooga, TN Stephanie RennerSenior Vice President, General Counsel, Limestone BankJoined August 2012Previous experience:American Founders BankStites & Harbison, PLLC – Lexington, KYBryan Cave, LLP – Los Angeles, CA  John R. DavisExecutive Vice President, Chief Credit Officer, Limestone BankJoined August 201225 Years Previous Experience:American Founders Bank – Lexington, KYNational City Bank – Louisville, KY andDayton & Cleveland, OHJoseph C. SeilerExecutive Vice President, Head of Commercial Banking, Limestone BankJoined April 201325 Years Previous Experience:PNC Bank, NA – Louisville, KYNational City Bank – Louisville, KY  4

   Board of Directors  W. Glenn HoganFounder, CEO and PresidentHogan Real EstateLouisville, KYDirector since 2006 Michael T. LevyPresident MuirfieldInsurance LLCLexington, KYDirector since 2014 James M. ParsonsChief Financial Officer Ball Homes LLCLexington, KYDirector since 2015   Bradford T. RayRetired CEO and ChairmanSteel Technologies, Inc.Louisville, KYDirector since 2014 Kevin J. KoomanPartnerPatriot Financial Partners LPPhiladelphia, PADirector since 2019Dr. Edmond J. SeifriedPrincipal S&B West LLCBethlehem, PADirector since 2015   John T. TaylorPresident & CEO, Limestone BancorpChairman, President & CEO, Limestone BankDirector since 2012Celia CatlettFormer General Counsel and Corporate Secretary, Texas Roadhouse, Inc.Louisville, KYDirector Since 2018  5

   Highlights and Accomplishments  Talent acquisition – Board, management, and production teamEnterprise Risk Management system implementationCredit adjudication and centralized operationsRegulatory relationsCompliance management systemsCore system conversion 2018Quality loan production; deposit mix shift; solid asset quality; improving profitability metricsFinancial transactions:Q3-19: Issued $17.0 million subordinated debt; qualifying Tier 2 Capital; prepaid $5.0 million seniorQ2-18: Retired all issued and outstanding preferred stock in $3.5 million transactionQ1-18: Issued 1.15 million shares of common stock raising $15 million in new capital for BancorpQ4-17: Reversed deferred tax asset valuation allowance restoring $31.3 million net dtaQ2-17: Completed $10 million senior borrowing and contributed $9 million in new capital to BankQ2-16: Issued 800,000 shares of common stock raising $5 million in new capital for BancorpStrategic Plan: Organic growth in rural and metro markets and strategic acquisitionsQ3-19: Announced definitive agreement to acquire 4 branches; $153 mil deposits & $112 mil loansClosing expected in Q4-19, regulatory approval received and pending customary closing conditions  6

   Our Locations  7  Twelve counties across the Commonwealth of Kentucky15 Banking Centers1 new banking center opening in Lexington in Q4-194 new banking centers to be acquired in purchase transaction; two in Owensboro and two in new counties (Hardin & Franklin)

   8  July 24, 2019 – Executed definitive agreement to acquire four (4) Kentucky branches:Regulatory approval received; pending customary closing conditions; expected on or about 11.15.19Expands Owensboro market share; fills in key areas in footprint (Elizabethtown & Frankfort)At announcement: $153 million in deposits; ytd cost approximately 0.75%At announcement: $112 million in loans; ytd yield approximately 4.85%Blended deposit premium estimate of approximately 6%; final premium subject to 10-day trailing avg, deposit type, and locationTBV dilution estimate approximately 9% or $1.25 per shareEstimated earn-back in less than 3 years     Bancorp as of September 30, 2019  Bank as of September 30, 2019  Pending Branch Acquisition Transaction  July 23, 2019 – Completed $17 mil sub debt issuanceDown-streamed $10 mil to BankPaid off $5 mil senior debt5.75% coupon fixed for 5 yearsQualifying Tier 2 regulatory capitalSee page 23 regarding Non-GAAP financial measures

   Metro Market Overview  Louisville  Lexington  Owensboro  Bowling Green  Corporate Headquarters: Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa John’s International, Texas Roadhouse, and Yum! Brands  Corporate Headquarters: Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur Sealy  Corporate Headquarters: Owensboro Health  Corporate Headquarters: Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green  Other large employers: UPS, Ford Motor Company, GE Appliances, and Norton Healthcare  Other large employers: Xerox, Toyota, IBM, Lockheed Martin, and Valvoline  Other large employers: Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu   Other large employers: General Motors Corvette plant, Rafferty’s Restaurants  Universities: University of Louisville and Bellarmine University  Universities: University of Kentucky and Transylvania University  Universities: Kentucky Wesleyan University and Brescia University  Universities: Western Kentucky University  Deposits in Market:$21.2 billionLimestone market share 0.99%MSA Population – 1.25 mil (45th Largest in US)Note: Four largest cities in KY  Deposits in Market:$7.9 billionLimestone market share 0.87%MSA Population – 472k (106th largest in US)  Deposits in Market:$2.7 billionLimestone market share 1.34%MSA Population – 115k  Deposits in Market:$2.7 billionLimestone market share 1.15%MSA Population - 166k  9

   Financial Summary  10

   Financial Summary  11  2019 year to date income tax expense positively impacted approx. $1.5 mil by current & deferred tax benefit from KY tax law changes – EPS impact 5 cents per share Q119 & 16 cents per share Q219. No Q319 impact.Q1 EPS $0.38Q2 EPS $0.49Q3 EPS $0.31

   Financial Summary  12

   Investment Portfolio  YTD Tax Equivalent Yield 3.29%Unrealized gains AFS $ 2.507 millionUnrealized losses AFS $(0.487) million   13  At September 30, 2019, $33.0 million and $16.6 million of our CLOs were AA and A rated, respectively. There were no CLOs rated below A and none of the CLOs were subject to ratings downgrade in the nine months ended September 30, 2019. CLOs are floating rate, with rates set on a quarterly basis at three-month LIBOR plus a spread.

   Loan Portfolio  Q1 Yield 5.43%Q2 Yield 5.29%Q3 Yield 5.29%YTD Yield 5.33%    14

   Loan Portfolio and Asset Quality Trends  15

   Deposits  Q2-19 Cost of Deposits 1.28%Q2-19 Cost of Interest-Bearing Deposits 1.52%Q3-19 Cost of Deposits 1.32%Q3-19 Cost of Interest-Bearing Deposits 1.56%  16  As of 9.30.19: Time Deposits Maturing within 1 Year = $432.3 mil

   Capital Ratios  17

   Deferred Tax Asset (DTA)  Deferred Tax Asset – The Company has a net deferred tax asset of $28.0 million at September 30, 2019. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. NOL’s begin to expire in 2032.   18  9.30.19 includes approx. $1.2 million of state NOLs recorded in Q1-19 & Q2-19 related to newly enacted Kentucky tax laws which eliminate KY Franchise tax and enact a statutory state income tax rate of 5%.

   Deferred Tax Asset (DTA)  As of 9.30.2019, LMST’s net DTA totaled approximately $28.0 million. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 21%).Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.An “ownership change” is defined as a more than 50% change in ownership – complex assessment.382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.Tends to slow rate of NOL utilization (reducing present value of tax savings).Some NOLs and other tax benefits could expire before utilization is allowed if the Company does not generate sufficient taxable income.In May 2018, LMST extended a tax benefits preservation plan to June 30, 2021.Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.In May 2018, shareholders approved an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.  19

   Senior Debt  Original Balance: $10.0 million – Issued June 30, 2017Current Balance: $5.0 million Term: 5 years Rate: Three-month libor + 2.50% Repay terms: Interest only quarterly; principal in the amount of $250,000 per quarter beginning September 2020 with all unpaid principal due at maturity. Prepayment: Pre-payable without penalty Collateral: 100% of Limestone Bank, Inc. common stock   20  Senior Debt was paid down $5.0 million on 7.23.19 from proceeds of subordinated debt issuance and now totals $5.0 million.

   Subordinated Debt  Issued amount: $17.0 million – Issued July 23, 2019; Qualifying Tier 2 Capital Rated BBB by Egan Jones Rating Company Term: 10 years Rate: Fixed at 5.75% for Five Years then floating at 3.95% over three-month libor for the final five years Repay terms: Interest only semi-annually; principal due at maturity. Maturity: July 31, 2029; pre-payable without penalty beginning July 31, 2024 Collateral: Unsecured   21

   Limestone Bancorp, Inc. - Junior Subordinated Debt  22

   Non-GAAP Financial Measures  23

   Non-GAAP Financial Measures  24